STOCK PLEDGE AGREEMENT

This  STOCK  PLEDGE  AGREEMENT  (this  “Agreement”)  made as  of  January __,  2015  by and

between   River   North   Equity,   Inc.,   an   Illinois   corporation   (“River   North”),   and   Mr.   Guy

Pekham,  CEO  of  MineralRite  Corporation,  a  Nevada  Corporation  (“Pledgor”  and  "Company",

respectively).

RECITALS

A.

Pledgor   is   the   record   and   beneficial   owner   of   105,000   Preferred   A   shares   of

Company, which have 3,000 votes per share and 13,500 Preferred B shares, which are convertible into 13,500,000 shares of common stock, $.001 par value, of Company.

B.

Pledgor  has  agreed  to  secure,  to  the  extent  hereinafter  set  forth,  the  payment  in  full and  the  performance  of  the  obligations  of  Company  under  the  Purchase  Agreement and the Note (as defined below).

C.

In  connection  with  River  North  extending a loan  to  Company,  Company has  signed  a

Convertible   Note   Purchase   Agreement   dated   January   __,   2015   (the   "Purchase

Agreement")  and issued  that certain  Convertible  Promissory Note  (the “Note”)  dated

January  __,  2015  payable  to  the  order  of  River  North  in  the  principal  amount  of seventy-seven thousand and seven-hundred seventy eight Dollars ($77,778).

D.

Such  Note  is  secured  by  the  Pledged  Shares  (as  defined  below)  and  other  collateral upon the terms set forth in this Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

1.   Grant of Security Interest.  Pledgor hereby grants and pledges for the benefit of River North a security interest  in,  and  assigns,  transfers  to  and  pledges  with  the  Company's  Transfer  Agent  for

the   benefit   of   River   North,   the   following   securities   and   other   property   (collectively,   the

“Collateral”):

(i)    105,000  Preferred  A  shares  and  13,500  Preferred  B  shares  of  Company issued  in  the name of Pledgor (the “Pledged Shares”) to be served as Collateral for the Note, delivered to and deposited  with  the  Company's  Transfer  Agent,  guaranteed  and  stamped  by  a  Medallion  Stock

Power  signed  by  a  participant  of  the  Securities  Transfer  Agents  Medallion  Program  (STAMP)

which  is  recognized  by  the  Company's  Transfer  Agent.  Such  Medallion  Stock  Power  shall

authorize   the   immediate   transfer   and   assignment   of   the   Collateral   to   River   North   upon

occurrence  of  an  Event  of  Default  pursuant  to  Section  9  of  this  Agreement.  The  Collateral transferred and assigned to River North shall be used by River North freely, at its own discretion,

without  any  limitation  whatsoever  (for  purposes  of  this  Agreement,  common  stock  shall  refer  to the common stock of the Pledgor);

(ii)   any  and  all  new,  additional  or  different  securities  or  other  property  subsequently distributed or issued to  Pledgor,  any members of  his household or any business owned by him or

by  any  member   of   his   household,   in   connection   with   the   Pledged   Shares   or   without   any

connection to the Pledged Shares, which are to be delivered to and deposited with  the Company's

Transfer Agent pursuant to the requirements of Section 3 of this Agreement;

(iii)  any  and  all  other  property  and  money  which  is  delivered  to  or  comes  into  the possession of the Company's Transfer Agent pursuant to the terms of this Agreement; and

(iv)  the  proceeds  of  any  sale,  exchange  or  disposition  of  the  property  and  securities described in subsections (i), (ii) or (iii) above.

2.    Warranties.   Pledgor  hereby  warrants  that  Pledgor  is  the  owner  of  the  Collateral  and  has  the right  to  pledge  the  Collateral  and  that  the  Collateral  is  free  from  all  liens,  adverse  claims  and other security interests (other than those created hereby).

3.     Duty  to  Deliver.   Any  new,  additional  or  different  securities  or  other  property  (other  than regular  cash  dividends)  which  may  now  or  hereafter  become  distributable  with  respect  to  the

Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares,

exchange  of  shares  or  other  change  affecting  the  Pledged  Shares  as  a  class  and  (ii)  any  merger,

consolidation  or  other  reorganization  affecting  the  capital  structure  of  the  Company  shall,  upon receipt  by  Pledgor,  be  promptly  delivered  to  and  deposited  with  the  Company's  Transfer  Agent as  part  of  the  Collateral  hereunder.  And  in  addition,  all  securities  issued  by  the  Company  to

Pledgor,  any members  of  his  household  or  any business  owned  by him  or  by  any member  of  his

household   and   any   new,   additional   or   different   securities   or   other   property   distributed   in

connection  with  such  issued  securities,  for  as  long  as  the  Company  shall  have  any  obligation under the Note, shall become part of the Collateral. All securities described in this Section 3 shall be delivered  to and deposited with the Company's  Transfer Agent  and  be accompanied by one or more properly-endorsed stock power assignments as described in section 1(i) above.

4.     Payment  of  Taxes  and  Other  Charges.   For  as  long  as  the  Collateral  secures  the  Note,  all taxes,  liens,  assessments  and  other  charges  against  the  Collateral,  and  in  the  event  of  Pledgor’s failure  to  do  so,  River  North  may  at  its  election  pay  any  or  all  of  such  taxes  and  other  charges

without  contesting  the  validity  or  legality  thereof.   The  payments  so  made  shall  become  part  of

the  indebtedness  secured  hereunder  and  until  paid  shall  bear  interest  at  the  minimum  per  annum rate,  compounded  semi-annually,  required  to  avoid  the  imputation  of  interest  income  to  River

North and compensation income to Pledgor under the Federal tax laws.

5.     Shareholder  Rights.    So  long  as  there  exists  no  event  of  default  under  Section  9  of  this

Agreement, Pledgor may exercise all shareholder  voting rights and be entitled to receive  any and all  regular  cash  dividends  paid  on  the  Collateral  and  all  proxy  statements  and  other  shareholder materials pertaining to the Collateral.

6.    Rights and Powers of River North.   River North may, without obligation to do so, exercise at

any  time  and  from  time  to  time  one  or  more  of  the  following  rights  and  powers  with  respect  to any or all of the Collateral:

(i)

subject  to  the  applicable  limitations  of  Section  8,  accept  in  its  discretion  other property  of  Pledgor  in  exchange  for  all  or  part  of  the  Collateral  and  cause  the  Company's

Transfer  Agent  to  release  Collateral  to  Pledgor  to  the  extent  necessary  to  effect  such  exchange,

and  in  such  event  the  other  property received  in  the  exchange shall  become  part  of  the  Collateral hereunder;

(ii)    perform  such  acts  as  are  necessary  to  preserve  and  protect  the  Collateral  and  the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

(iii)    transfer  record  ownership  of  the  Collateral  to  River  North  or  its  nominee  and receive,  endorse  and  give  receipt  for,  or  collect  by  legal  proceedings  or  otherwise,  dividends  or other distributions made or paid with respect to the Collateral, provided and only if there exists at the  time  an  outstanding  event  of  default  under  Section  9  of  this  Agreement.  Any  cash  sums which  River  North  may  so  receive  shall  be  applied  to  the  payment  of  the  Note  and  any  other indebtedness  secured  hereunder,  in  such  order  of  application  as  River  North  deems  appropriate.

Any  remaining  cash  shall  be  paid  over  to  Pledgor.   Any  action  by  River  North  pursuant  to  the

provisions  of  this  Section  6  may  be  taken  without  notice  to  Pledgor.    Expenses  reasonably

incurred  in  connection  with  such  action  shall  be  payable  by  Pledgor  and  form  part  of  the indebtedness secured hereunder as provided in Section 11.

7.    Transfer of Collateral.   In connection with the transfer or assignment of the Note (whether by negotiation,  discount  or  otherwise),  River  North  may  instruct  the  Company's  Transfer  Agent  to keep  holding  the  Collateral  for  the  benefit  of  the  transferee  or  assignee  and  such  transferee  or assignee  shall  thereupon  succeed  to  all  the  rights,  powers  and  remedies  granted  to  River  North

hereunder  with  respect  to  the  Collateral  so  transferred.   Upon  such  transfer,  River North  shall  be

fully discharged from all liability and responsibility for the transferred Collateral, if any.

8.     Release  of  Collateral.   Provided  all  indebtedness  secured  hereunder  shall  at  the  time  have been  paid  in  full  and  there  does  not  otherwise  exist  any  event  of  default  under  Section  9  of  this

Agreement,  the  Pledged  Shares,  together  with  any  additional  Collateral  which  may  hereafter  be pledged  and  deposited  hereunder,  shall  be  released  from  pledge  and  returned  to  Pledgor  in accordance with the following provisions:

(i)     Upon  payment  or  prepayment  of  principal  under  the  Note,  along with  any accrued interest  to  date  on  the  principal  amount  so  paid  or  prepaid,  one  or  more  of  the  Pledged  Shares held as Collateral hereunder shall  (subject  to the  applicable limitations of  Section 8(iii)  and 8(iv)

below)  be  released  at  the  time  of  such  payment  or  prepayment.  The  number  of  shares  to  be  so released  shall  be  equal  to  the  number  obtained  by  multiplying  (i)  the  total  number  of  Pledged

Shares  held  under  this  Agreement  at  the  time  of  payment  or  prepayment,  by  (ii)  a  fraction,  the numerator  of  which  shall  be  the  amount  of  principal  together  with  any  accrued  interest  paid  or prepaid  and  the  denominator  of  which  shall  be  the  unpaid  principal  balance  of  the  Note  together

with  all  accrued  interest  thereunder  immediately  prior  to  such  payment  or  prepayment.    In  no

event, however, shall any fractional shares be released.

(ii)    Any  additional  Collateral  which  may  hereafter  be  pledged  and  deposited  with  the

Company's  Transfer  Agent  (pursuant  to  the  requirements  of  Section  3)  with  respect  to  the

Pledged  Shares  shall  be  released  at  the  same  time  the  particular  shares  to  which  the  additional

Collateral relates are to be released in accordance with the applicable provisions of Section 8(i).

(iii)     Under   no   circumstances,   however,   shall   any   Pledged   Shares   or   any   other

Collateral   be   released   if   previously   applied   to   the   payment   of   any   indebtedness   secured

hereunder.  In  addition,  in  no  event  shall  any  Pledged  Shares  or  other  Collateral  be  released pursuant to the provisions of Section 8(i) or 8(ii) if, and to the extent, the fair market value of the shares  and  all  other  Collateral  which  would  otherwise  remain  in  pledge  hereunder  after  such release  were  effected  would  be  less  than  the  unpaid  principal  and  accrued  interest  under  the

Note.

(iv)  For  all  valuation  purposes  under  this  Agreement,  the  fair  market  value  per  share  of common stock on any relevant date shall be determined as follows: the fair market value shall be the  closing bid  price per  share  of  common  Stock on  the  applicable  Trading Market  (as  such  term

is defined in the Purchase Agreement) on the date  in question.   If there is no reported closing bid

price  for  the  common  Stock  on  the  date  in  question,  then  the  closing  bid  price  on  the  last preceding date for which such quotation exists shall be determinative of fair market value.

9.    Events  of  Default.  Each  of  the  following  occurrences  shall  constitute  an  Event  of  Default

under   this   Agreement:   (i)   Pledgor   shall   fail   to   observe   or   perform   any  material   covenant

applicable  to  such  Pledgor  under  this  Agreement  and  such  failure  shall  continue  for  a  period  of thirty (30)  consecutive days  after  written notice by  River North; (ii)  any default by the Company under  the  Note  which  is not  timely cured  by the  Company or  Pledgor;  (iii)  the  occurrence of  any other  acceleration  event  specified  in  the  Note;  (iv)  the  failure  of  the  Company  to  perform  any obligation imposed upon it by reason of the Purchase Agreement and the Note (including, but not limited  to,  honoring  conversion  of  the  Note);  or  (v)  the  breach  of  any  warranty  of  Pledgor contained in this Agreement.

Upon the occurrence of any such event of default, River North may, at its election, declare the

Note  and  all  other  indebtedness  secured  hereunder  to  become  immediately  due  and  payable  and may exercise any or all of the rights and remedies granted to a secured party under the provisions of  the  Illinois  Uniform  Commercial  Code  (as  now  or  hereafter  in  effect),  including  (without limitation)  the  power  to  dispose  of  the  Collateral  by  public  or  private  sale  or  to  accept  the

Collateral in full payment of the Note and all other indebtedness secured hereunder.

Any  proceeds  realized  from  the  disposition  of  the  Collateral  pursuant  to  the  foregoing  power of  sale  shall  be  applied  first  to  the  payment  of  expenses  incurred  by  River  North  in  connection with  the  disposition,  then  to  the  payment  of  the  Note  and  finally  to  any  other  indebtedness

secured  hereunder.   Any  surplus  proceeds  shall  be  paid  over  to  Pledgor.   However,  in  the  event

such  proceeds  prove  insufficient  to  satisfy  all  obligations  of  the  Company  under  the  Note,  then

Pledgor shall remain personally liable for the resulting deficiency.

10.   Other  Remedies.   The rights,  powers  and  remedies  granted  to  River North  pursuant  to the  provisions  of  this  Agreement  shall  be  in  addition  to  all  rights,  powers  and  remedies  granted to River North under any statute or rule of law. Any forbearance, failure or delay by River North in  exercising  any  right,  power  or  remedy  under  this  Agreement  shall  not  be  deemed  to  be  a waiver  of  such  right,  power  or  remedy.  Any  single  or  partial  exercise  of  any  right,  power  or remedy  under  this  Agreement  shall  not  preclude  the  further  exercise  thereof,  and  every  right,

power  and  remedy  of  River  North  under  this  Agreement  shall  continue  in  full  force  and  effect unless  such  right,  power  or  remedy  is  specifically  waived  by  an  instrument  executed  by  River

North.

11.    Costs  and  Expenses.    All  costs  and  expenses  (including  reasonable  attorneys'  fees)

incurred  by River  North  in  the  exercise  or  enforcement  of  any right,  power  or  remedy granted  to it  under  this  Agreement  shall  become  part  of  the  indebtedness  secured  hereunder  and  shall constitute  a  personal  liability of  Pledgor  payable  immediately  upon  demand  and  bearing  interest until  paid  at  the  minimum  per  annum  rate,  compounded  semi-annually,  required  to  avoid  the imputation  of  interest  income  to  River  North  and  compensation  income  to  Pledgor  under  the

Federal tax laws.

12.   Applicable  Law.   This  Agreement  shall  be  governed  by and  construed  in  accordance with  the  laws  of  the  State  of  Illinois  without  resort  to  that  State’s  conflict-of-laws  rules.  The parties  hereby  submit  to  the  exclusive  jurisdiction  of,  and  waive  any  venue  objections  against any  superior,  municipal,  or  other  state  court  located  in  Cook  County  in  Illinois  or  any  federal court for the Northern District of Illinois in any litigation arising under or in connection with this

Agreement.  The parties hereby consent to the exclusive jurisdiction of the above listed courts.

13.  Successors.  This Agreement shall be binding upon River North  and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor’s estate.

14.   Severability.   If  any provision of this Agreement is held to be  invalid under applicable law,  then  such  provision  shall  be  ineffective only to  the  extent  of  such  invalidity,  and  neither  the

remainder  of  such  provision  nor   any  other  provisions  of  this  Agreement  shall  be  affected thereby.

IN  WITNESS  WHEREOF,  this  Agreement  has  been  executed  by Pledgor  and  River  North  as  of

January __, 2015.

SIGNED by: Edward M. Liceaga

Signature: _____________________

for and on behalf of

River North Equity, Inc.

SIGNED by: Guy Pekham

Signature: _____________________

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR     VALUE     RECEIVED,     ________________________________________________

hereby   sell(s),   assign(s)   and   transfer(s)   to   River   North   Equity,   Inc.   (“River   North”),

_____________________  (__________)  Preferred  A  shares  of  MineralRite  Corporation  (the

“Company”)  standing  in  his  name  on  the  books  of  the  Company,  represented  by  Certificate  No.

_______  herewith  and  do(e)s  hereby  irrevocably  constitute  and  appoint  Nevada  Agency  &

Transfer  Company  to  transfer  the  said  stock  on  the  books  of  the  Company  with  full  power  of substitution in the premises.

Dated: __________________________

Signature:________________________

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR     VALUE     RECEIVED,     ________________________________________________

hereby   sell(s),   assign(s)   and   transfer(s)   to    River   North   Equity,   Inc.   (“River   North”),

_____________________  (__________)  Preferred  B  shares  of  MineralRite  Corporation  (the

“Company”)  standing  in  his  name  on  the  books  of  the  Company,  represented  by  Certificate  No.

_______  herewith  and  do(e)s  hereby  irrevocably  constitute  and  appoint   Nevada  Agency  &

Transfer  Company  to  transfer  the  said  stock  on  the  books  of  the  Company  with  full  power  of substitution in the premises.

Dated: __________________________

Signature:________________________